Exhibit 99.1
NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN OR INTO ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF SUCH JURISDICTION.
THIS ANNOUNCEMENT IS NOT A PROSPECTUS OR PROSPECTUS EQUIVALENT DOCUMENT AND INVESTORS SHOULD NOT MAKE ANY INVESTMENT DECISION ON THE BASIS OF IT.
FOR IMMEDIATE RELEASE
23 October 2017

RECOMMENDED MERGER
OF
KENNEDY WILSON EUROPE REAL ESTATE PLC (“KWE”)
AND
KENNEDY-WILSON HOLDINGS, INC. (“KW”)

Cancellation of listing and admission to trading on the main market

KWE announces that the cancellation of the ordinary shares of no par value of KWE from listing on the premium segment of the UK Listing Authority’s Official List and from admission to trading on the main market for listed securities maintained by the London Stock Exchange took effect from 8.00 a.m. (London time) today.

This follows the announcement by KWE on 20 October 2017 that the Scheme had become effective.

Capitalised terms used but not otherwise defined in this announcement (this “Announcement”) have the meanings given to them in the circular published by KWE in relation to the Scheme on 13 September 2017 (the “Scheme Document”).

Enquiries
Goldman Sachs (lead financial adviser to KW)

Mark Sorrell	44 0 20 7774 1000
Chris Emmerson	44 0 20 7774 1000
David Friedland	1 212 902 0300
Keith Wetzel	1 310 407 5700

BofA Merrill Lynch (financial adviser to KW)

Geoff Iles	44 0 20 7628 1000
Kieran Millar	44 0 20 7628 1000
Jeff Horowitz	1 646 855 3213
Cavan Yang	1 646 855 4157

Deutsche Bank (financial adviser to KW)

Drew Goldman	1 212 250 2500
Rishi Bhuchar	44 0 20 7545 8000
Brian Mendell	1 212 250 2500
Nancy Davey	1 212 250 2500

Rothschild (lead financial adviser to KWE and the KWE Independent Directors)

Alex Midgen	44 0 20 7280 5000
Sam Green	44 0 20 7280 5000

J.P. Morgan Cazenove (financial adviser to KWE and the KWE Independent Directors)

Dwayne Lysaght	44 0 20 7742 6000
Bronson Albery	44 0 20 7742 6000
Kirshlen Moodley	44 0 20 7742 6000
Tara Morrison	44 0 20 7742 6000

Further information
In this Announcement, the “Merger” refers to the acquisition of the entire issued and to be issued share capital of KWE by KW (other than shares already owned by KW and its affiliates), as implemented by way of the Scheme.
This Announcement is for information purposes only and is not intended to and does not constitute, or form part of, any offer to sell or issue or an invitation to purchase or subscribe for any securities in any jurisdiction, nor is it a prospectus for the purposes of the Companies (General Provisions) (Jersey) Order 2002. Further, this Announcement does not constitute, or form part of, any solicitation of any vote or approval in any jurisdiction in which such solicitation is unlawful, nor shall there be any sale, issuance or transfer of securities of KWE or KW in any jurisdiction in contravention of applicable law.
Important notices relating to financial advisers

Goldman Sachs International, which is authorised by the Prudential Regulation Authority and regulated by the FCA and the Prudential Regulation Authority in the UK, and Goldman Sachs & Co. LLC (in their capacity as financial advisors to KW) (together, “Goldman Sachs”) are acting exclusively for KW and no one else in connection with the Merger and any other matter referred to in this Announcement or the Scheme Document and will not be responsible to anyone other than KW for providing the protections afforded to clients of Goldman Sachs, or for providing advice in relation to the Merger or any other matters referred to in this Announcement or the Scheme Document.
Merrill Lynch International, which is authorised by the Prudential Regulation Authority and regulated by the FCA and the Prudential Regulation Authority in the UK, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together with Merrill Lynch International, “BofA Merrill Lynch”) are acting exclusively for KW and no one else in connection with the Merger or any other matter referred to in this Announcement or the Scheme Document and will not be responsible to anyone other than KW for providing the protections afforded to clients of BofA Merrill Lynch, or for providing advice in relation to the Merger or any other matters referred to in this Announcement or the Scheme Document.
Deutsche Bank AG is authorised under German Banking Law (competent authority: European Central Bank) and, in the UK, by the Prudential Regulation Authority. It is subject to supervision by the European Central Bank and by BaFin, Germany’s Federal Financial Supervisory Authority, and is subject to limited regulation in the UK by the Prudential Regulation Authority and the Financial Conduct Authority. Details about the extent of its authorisation and regulation by the Prudential Regulation Authority, and regulation by the Financial Conduct Authority, are available on request or from www.db.com/en/content/eu_disclosures.htm.
Deutsche Bank AG, acting through its London Branch (“DB London”), and Deutsche Bank Securities Inc. (“DBSI” and, together with DB London, “DB”) are acting as financial advisers to KW and no other person in connection with the Merger. DB will not be responsible to any person other than KW for providing any of the protections afforded to clients of DB, nor for providing any advice, in relation to any matter referred to herein. Without limiting a person’s liability for fraud, neither DB nor any of their affiliates nor any of their or their affiliates’ respective directors, officers, representatives, employees, advisers or agents shall have any liability to any other person in connection with this Announcement, the Scheme Document and the contents of this Announcement or the Scheme Document.
Rothschild, which is authorised and regulated by the FCA in the UK, is acting exclusively for KWE and the KWE Independent Directors and no one else in connection with the Merger and any other matter referred to in this Announcement or the Scheme Document and will not be responsible to anyone other than KWE and the KWE Independent Directors for providing the protections afforded to clients of Rothschild, or for providing advice in relation to the Merger or any other matters referred to in this Announcement or the Scheme Document.
J.P. Morgan Limited, which conducts its UK investment banking business as J.P. Morgan Cazenove (“J.P. Morgan Cazenove”) and is authorised and regulated in the UK by the FCA, is acting exclusively for KWE and the KWE Independent Directors and no one else in connection with the Merger and any other matter referred to in this Announcement or the Scheme Document and will not regard any other person as its client in relation to the matters in this Announcement or the Scheme Document and will not be responsible to anyone other than the KWE Independent Directors for providing the protections afforded to clients of J.P. Morgan Cazenove, or for providing advice in relation to the Merger or any other matters referred to in this Announcement or the Scheme Document.
Overseas jurisdictions

The release, publication or distribution of this Announcement in or into jurisdictions other than Jersey, the United Kingdom, the United States, the Netherlands or the Cayman Islands may be restricted by law and therefore any persons who are subject to the law of any jurisdiction other than Jersey, the United Kingdom, the United States, the Netherlands or the Cayman Islands should inform themselves about, and observe, any applicable legal or regulatory requirements. Any failure to comply with such restrictions or applicable requirements may constitute a violation of the securities laws of any such jurisdiction. Neither this Announcement, nor the Scheme Document nor any Election Form should be forwarded or transmitted in, into or from any jurisdiction in which to do so would give rise to a violation of the relevant laws in such jurisdiction.
There may be restrictions on the extent to which certain shareholders of KWE in jurisdictions other than Jersey, the United Kingdom, the United States, the Netherlands and the Cayman Islands can receive any documents and/or New KW Shares pursuant to the Scheme. Any persons who are resident in, or citizens or nationals of, or otherwise subject to the law of, any jurisdiction other than Jersey, the United Kingdom, the United States, the Netherlands or the Cayman Islands should inform themselves about, and observe, any applicable legal or regulatory requirements. Any failure to comply with the applicable requirements may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Merger disclaim any responsibility or liability for the violation of such requirements by any person.
This Announcement, the Scheme Document and the accompanying documents have been prepared for the purpose of complying with Jersey law, the Listing Rules and the Code and the information disclosed may not be the same as that which would have been disclosed if such documents had been prepared in accordance with the laws of any jurisdiction outside of England and Wales and Jersey. Nothing in this Announcement, the Scheme Document and the accompanying documents should be relied upon on any other basis. Unless otherwise determined by KW and KWE or required by the Code, and permitted by applicable law and regulation, the Merger will not be made available, directly or indirectly in, into or from a jurisdiction to the extent that to do so would violate the laws in that jurisdiction.
Further details in relation to Overseas Shareholders are contained in the Scheme Document and in the KW Prospectus. The publication and content of the KW Prospectus are the responsibility solely of the KW Directors.
Additional information for US investors
The Merger relates to the shares of a Jersey company and is being effected by means of a scheme of arrangement pursuant to the Jersey Companies Law. A transaction effected by means of a scheme of arrangement under Jersey law is not subject to the tender offer rules under the US Securities Exchange Act of 1934, as amended and is exempt from the registration requirements under the US Securities Act of 1933, as amended. Accordingly, the Merger will only be subject to disclosure and other requirements and practices applicable under Jersey law and the Code to schemes of arrangement, which are different from the disclosure and other requirements of the US tender offer and securities laws.
It may be difficult for US holders of KWE Shares to enforce their rights and/or any claims they may have arising under US federal securities laws in connection with the Merger, since KWE is organised under the laws of a country other than the United States, and some of its officers and directors may be residents of countries other than the United States and most of the assets of KWE are located outside the United States. US holders of KWE Shares may not be able to sue a non-US company or its officers or directors in a non-US court for violations of US securities laws. Further, it may be difficult to compel a non-US company and its affiliates to subject themselves to a US court’s jurisdiction or judgment.

None of the securities referred to in this Announcement or the Scheme Document have been approved or disapproved by the SEC, any state securities commission in the United States or any other US regulatory authority, nor have such authorities passed upon or determined the fairness or merits of such securities or upon the adequacy or accuracy of the information contained in this Announcement or the Scheme Document. Any representation to the contrary is a criminal offence in the United States.
Notice to Canadian Investors
The New KW Shares are expected to be issued in Canada pursuant to an exemption from the requirement that KW prepare and file a prospectus in the relevant jurisdictions of Canada. Any resale of the New KW Shares if made through the facilities of the NYSE will generally be exempt from the prospectus requirement under Canadian securities legislation. However, such securities legislation may require resales of KW Shares to be made under other statutory exemptions or a discretionary exemption granted by the applicable Canadian securities regulatory authority. Scheme Shareholders resident in Canada are advised to seek legal advice prior to any resale of the New KW Shares issued in connection with the Merger.
Notice to Cayman Islands Investors
There is no registration required nor will any registration be made under the Securities Investment Business Law in the Cayman Islands or with the Cayman Islands Monetary Authority in relation to this Announcement or the Scheme Document. This Announcement and the Scheme Document are distributed to Scheme Shareholders on the basis that they do not represent an offer to the public in the Cayman Islands under any law in the Cayman Islands.
Notice to French Investors
Neither this Announcement nor the Scheme Document constitutes a prospectus within the meaning of Directive 2003/71/EC of the European Parliament and Council dated 4 November 2003, as amended, or otherwise. Neither this Announcement nor the Scheme Document has been prepared and are not being distributed in the context of an offer to the public of financial securities (offre au public de titres financiers) in France within the meaning of Article L.411-1 of the French Monetary and Financial Code (Code monétaire et financier) and Title 1 of Book II of the General Regulation of the French Autorité des marchés financiers (AMF), and have therefore not been submitted to the AMF for prior approval and clearance procedure.
Notice to Irish Investors
Neither this Announcement nor the Scheme Document is a prospectus within the meaning of the Companies Act 2014 of Ireland, the Prospectus Directive (2003/71/EC) Regulations 2005 of Ireland (as amended) or the Prospectus Rules issued by the Central Bank of Ireland. Neither this Announcement nor the Scheme Document has been approved or reviewed by or registered with the Central Bank of Ireland. Neither this Announcement nor the Scheme Document constitutes investment advice or the provision of investment services within the meaning of the European Communities (Markets in Financial Instruments) Regulations 2007 of Ireland (as amended) or the Markets in Financial Instruments Directive (2004/39/EC). Neither KWE nor KW is an authorised investment firm within the meaning of the European Communities (Markets in Financial Instruments) Regulations 2007 of Ireland (as amended) or the Markets in Financial Instruments Directive (2004/39/EC) and the recipients of this Announcement and/or the Scheme Document should seek independent legal and financial advice in determining their actions in respect of or pursuant to this Announcement and/or the Scheme Document.
Notice to German Investors

The Offers are made and any accompanying documents are addressed in Germany to Scheme Shareholders only.
Publication on website and availability of hard copies
This Announcement and the documents required to be published pursuant to Rule 26.1 of the Code will (subject to any applicable restrictions with respect to certain Overseas Shareholders) be made available free of charge on KW’s website at ir.kennedywilson.com and on KWE’s website at www.kennedywilson.eu by no later than 12 noon (London time) on the Business Day following the date of its release.
If you are in any doubt about the contents of this Announcement or the action you should take, you are recommended to seek your own independent financial advice as soon as possible from your stockbroker, bank, solicitor, accountant, fund manager or other appropriate independent professional adviser who, if you are taking advice in the United Kingdom, must be appropriately authorised to provide such advice under the United Kingdom Financial Services and Markets Act 2000, or another appropriately authorised independent financial adviser if you are in a territory outside the United Kingdom.